United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                          May 31, 2006
Date of Report (Date of earliest event reported)

    OSG SHIP MANAGEMENT, INC. SAVINGS PLAN
(Exact Name of Registrant as Specified in Charter)

1-6749-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

666 Third Avenue
          New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements.

Item 4.01. Changes in Registrant's Certifying Accountant.

          On June 6, 2006, J.H. Cohn LLP ("J.H. Cohn") was appointed as the independent registered public accounting firm for the OSG Ship Management, Inc. Savings Plan (the "Plan") for the year ended December 31, 2005, and on May 31, 2006, Margolin, Winer & Evens LLP ("MWE") was dismissed as the independent registered public accounting firm for the Plan. The decision to change independent registered public accounting firms was approved by the Savings Plan Committee that administers the Plan.

           The reports of MWE on the financial statements of the Plan for the fiscal years ended December 31, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

           During the fiscal years ended December 31, 2004 and 2003, and through May 31, 2006, there were no disagreements with MWE on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MWE would have caused MWE to make reference thereto in its reports on the Plan's financial statements for such years.

Additionally, during the fiscal years ended December 31, 2004 and 2003, and through May 31, 2006, there were no "reportable events" with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S−K.

          During the fiscal years ended December 31, 2004 and 2003, and through June 6, 2006, the Plan did not directly or indirectly consult with J.H. Cohn regarding any of the matters or events set forth in Items 304(a)(2)(i) and 304(a)(2) (ii) of Regulation S−K.

          The Plan provided a copy of the foregoing disclosures to MWE prior to the date of the filing of this report and requested MWE furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of the letter MWE furnished in response to that request is filed as Exhibit 16.1 to this Form 8−K/A.

Section 9 - Financial Statements and Exhibits.

Item 9.01 - Financial Statements and Exhibits.

                  (d) Exhibits

Exhibit No.	Description
16.1	Letter of Margolin, Winer & Evens LLP, dated July 20, 2006, regarding change in the independent registered public accounting firm of the OSG Ship Management, Inc. Savings Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSG Ship Management, Inc. Savings Plan
(Registrant)
By: /s/Myles R. Itkin
Myles R. Itkin Member of Savings Plan Committee

Date: July 20, 2006

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Margolin, Winer & Evens LLP, dated July 20, 2006, regarding change in the independent registered public accounting firm of the OSG Ship Management, Inc. Savings Plan.